SELECTED FINANCIAL HIGHLIGHTS

                                                                   Fiscal Years Ended
                                       ------------------------------------------------------------------------------------
                                          DEC. 31,       Dec. 31,         Dec. 31,        Jan. 1,        Jan. 2,
(in thousands, except per share amounts)  1997 (1)       1996 (1)         1995 (1)       1995 (1)       1994 (1)
- -------------------------------------------------------------------------------------------------------------------------
Statement of Income Data:
Revenue                                $  1,164,124   $  580,016      $     90,489    $    36,312    $   11,258
Cost of Revenue                             835,609      426,814            62,382         25,448         8,324
                                       ------------------------------------------------------------------------------------
Gross Profit                                328,515      153,202            28,107         10,864         2,934
Operating expenses                          211,727      107,512            15,121          7,298         1,593
Merger related costs                              -       14,446                 -              -             -
                                       ------------------------------------------------------------------------------------
Income from operations                      116,788       31,244            12,986          3,566         1,341
Other income, (expense), net                      -            -               146              -             -
Interest expense, net                       (14,615)      (2,974)           (1,611)           (42)         (141)
                                        ------------------------------------------------------------------------------------
Income from continuing operations
    before income taxes                     102,173       28,270            11,521          3,524         1,200
Provision for income taxes                   38,803       19,693             1,333            874           346
                                       ------------------------------------------------------------------------------------
Income from continuing operations            63,370        8,577            10,188          2,650           854
Income from discontinued operations,
   net of income taxes                       38,663       22,633            18,384         12,472         2,967
                                       ------------------------------------------------------------------------------------
Net income before extraordinary items       102,033       31,210            28,572         15,122         3,821
Extraordinary item, net of income taxes           -            -                 -         (1,403)             -
                                       ------------------------------------------------------------------------------------
Net income                                  102,033       31,210            28,572         13,719         3,821
                                       ====================================================================================
Pro forma provision for income taxes              -       (3,642)            3,144          1,592             -
                                       ------------------------------------------------------------------------------------
Pro forma Net income                        102,033       34,852            25,428         12,127         3,821
                                       ====================================================================================


Basic income per common share:
   From continuing operations          $       0.62   $     0.09      $       0.16     $     0.02    $     0.01
                                       ====================================================================================
   From discontinued operations        $       0.38   $     0.25      $       0.30     $     0.26    $     0.08
                                       ====================================================================================
   Basic net income per common share   $       1.00   $     0.34      $       0.46     $     0.28    $     0.09
                                       ====================================================================================
Diluted income per common share:
   From continuing operations          $       0.59   $     0.09      $       0.16     $     0.02    $        -
                                       ====================================================================================
   From discontinued operations        $       0.34   $     0.24      $       0.27     $     0.24    $     0.08
                                       ====================================================================================
   Diluted net income per common share $       0.93   $     0.33      $       0.43     $     0.26    $     0.08
                                       ====================================================================================
Pro forma basic income per
 common share:
   From continuing operations          $       0.62   $     0.13      $       0.11     $    (0.01)   $     0.01
                                       ====================================================================================
   From discontinued operations        $       0.38   $     0.25      $       0.30     $     0.26    $     0.08
                                       ====================================================================================
   Pro forma basic net income per
     common share                      $       1.00   $     0.38      $       0.41     $     0.25    $     0.09
                                       ====================================================================================
Pro forma diluted income per
 common share:
   From continuing operations          $       0.59   $     0.13      $       0.11     $    (0.01)   $        -
                                       ====================================================================================
   From discontinued operations        $       0.34   $     0.24      $       0.27     $     0.24    $     0.08
                                       ====================================================================================
   Pro forma diluted net income per
     common share                      $       0.93   $     0.37      $       0.38     $     0.23    $     0.08
                                       ====================================================================================
Basic average common shares
   outstanding                              101,914       90,582            62,415         48,132        36,549
Diluted average common                 ====================================================================================
   shares outstanding (3)                   113,109       95,317            69,328         51,919        38,669
                                       ====================================================================================
Division Revenue Data:
Information Technology                      780,634      400,408            61,424         17,600         2,102
Professional Services                       383,490      179,608            29,065         18,712         9,156
                                       ------------------------------------------------------------------------------------
Total revenue                          $  1,164,124   $  580,016      $     90,489      $  36,312    $   11,258
                                       ====================================================================================

                                                                          As of
                                       ------------------------------------------------------------------------------------
                                           DEC. 31,       Dec. 31,        Dec. 31,        Jan. 1,        Jan. 2,
                                           1997 (1)       1996 (1)        1995 (1)       1995 (1)       1994 (1)
                                       ====================================================================================
Balance Sheet data:
Working capital                        $    514,966   $  397,699      $    240,252   $   110,204     $   17,720
Total assets                              1,369,022      840,469           303,801       110,578         17,934
Long term debt                              434,035      103,369            93,339        28,186         66,842
Stockholders' equity                        812,842      669,779           195,085        92,142         15,808

(1) Includes the financial information of the Company for the respective years noted above restated to account for any material business combinations accounted for under the pooling-of-interests method of accounting.
(2) Pro forma net income is the Company's historical net income less the approximate federal and state income taxes that would have been incurred, if the companies with which the Company merged had been subject to tax as a C Corporation.
(3) Diluted average common shares outstanding have been computed using the treasury stock method and the as-if converted method for convertible securities which includes dilutive common stock equivalents as if outstanding during the respective periods.